THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro Advisory Choice

Supplement dated July 28, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This Supplement to your summary prospectus outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and AIM Variable Insurance Funds (Invesco Variable Insurance Funds) approved the name change of Invesco Oppenheimer V.I. International Growth Fund effective on or about August 22, 2025.

CURRENT FUND NAME	NEW FUND NAME

Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. International Growth Fund

The LVIP Western Asset Core Bond Fund will not be available in contracts issued on or after August 18, 2025.

You can obtain information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.